UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 7, 2015

INTELLINETICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8908

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2015, Intellinetics, Inc., a Nevada corporation (the “Company”), amended eight convertible promissory notes (the “Convertible Notes”) in the amounts and to the accredited investors listed below (the “Note Investors”). Previously, the Convertible Notes were convertible into any funding instruments issued by the Company, whether debt or equity, at the same price as such funding instruments, less a discount of 20%. As amended, the Convertible Notes are now convertible at the Note Investors’ option into common stock at the exercise prices listed below. The Allonges to the Form of Convertible Notes are incorporated as Exhibit 10.1 to this Report, and the summary description of the terms of the Convertible Notes contained herein is qualified in its entirety by reference to Exhibit 10.1.

•	Convertible Promissory Note, effective May 20, 2015, with a principal amount of $20,000, now exercisable at a price of $0.60 per share, issued to Michael N. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective June 3, 2015, with a principal amount of $10,000, now exercisable at a price of $0.57 per share, issued to Michael N. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective June 16, 2015, with a principal amount of $50,000, now exercisable at a price of $0.57 per share, issued to Michael N. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective July 15, 2015, with a principal amount of $25,000, now exercisable at a price of $0.57 per share, issued to Michael N. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective May 20, 2015, with a principal amount of $20,000, now exercisable at a price of $0.60 per share, issued to Robert F. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective June 3, 2015, with a principal amount of $10,000, now exercisable at a price of $0.57 per share, issued to Robert F. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective June 16, 2015, with a principal amount of $50,000, now exercisable at a price of $0.57 per share, issued to Robert F. Taglich, a beneficial owner of more than 5% of the Company.
•	Convertible Promissory Note, effective July 15, 2015, with a principal amount of $25,000, now exercisable at a price of $0.57 per share, issued to Robert F. Taglich, a beneficial owner of more than 5% of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name of Exhibit

10.1*	Allonge to Convertible Promissory Note issued on August 7, 2015, by Intellinetics, Inc

* Filed as Exhibits 10.1 to the 8-K filed by Intellinetics, Inc. on August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2015

INTELLINETICS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Allonge to Convertible Promissory Note issued on August 7, 2015, by Intellinetics, Inc.

* Filed as Exhibits 10.1 to the 8-K filed by Intellinetics, Inc. on August 10, 2015.